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                                          							Exhibit 23.1

                      				ACCOUNTANTS CONSENT


We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our reports dated February 8, 1996 included in Thomas & Betts Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and to the reference to our firm under the heading "Experts" in the Prospectus.


                              					KPMG Peat Marwick LLP



Memphis, Tennessee
July 17, 1996